SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)    January 17, 1997



                            KEYSTONE FINANCIAL, INC.
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       (Exact name of registrant as specified in its charter)


       Pennsylvania                0-11460                   23-2289209
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State or other jurisdiction   (Commission File Number) (IRS Employer ID No.)
 of incorporation)


     One Keystone Plaza, P.O.Box 3660, Harrisburg,  Pennsylvania 17105-3660
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        (Address of principal executive offices)                  (ZIP CODE)

Registrant's telephone number including area code:      (717) 233-1555

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Item 5.     Other Events

            The following documents are filed as an exhibit to this Form 8-K:

                  I.    Press Release of Keystone Financial, Inc.
                            dated January 17, 1997.

                 II.    Fiscal Insight


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Keystone Financial, Inc.
                                    ------------------------------
                                    (Registrant)




Date:     January 20, 1997          /s/ Donald F. Holt
          ----------------         -----------------------
                                    Donald F. Holt
                                    Senior Vice President &
                                    Controller

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EXHIBIT INDEX

Exhibit No.       Description
----------        ---------------

  99.1            Press Release of Keystone Financial, Inc. dated
                  January 17, 1997.

  99.2            Fiscal Insight

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